SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549




                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 15, 2001



                  GEORGIA-PACIFIC CORPORATION
      (Exact Name of Registrant as Specified in its Charter)


        GEORGIA               1-3506             93-0432081
   (State or Other          (Commission          (IRS Employer
     Jurisdiction           File Number      Identification Number)
  of Incorporation)


133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA      30303
(Address of Principal Executive Offices)       (Zip Code)


Registrant's Telephone Number, including area code   (404) 652-4000

Item 5.             Other Events.

     The following is qualified entirely by reference to our revolving credit facilities filed as Exhibits 10.20 to 10.23 of our Annual Report on Form 10-K for the fiscal year ended December 30, 2000 ("Form 10-K"), as amended as set forth in Exhibits 10.1 to 10.5 hereto.

     Our revolving credit facilities, described in Note 5 to our Notes to Consolidated Financial Statements as set forth in our Annual Report on Form 10-K, contain certain restrictive covenants, including a maximum leverage ratio. Our maximum leverage ratio (Funded Indebtedness to EBITDA, as defined in our credit facilities) is 4.5 to 1.0 through March 31, 2001 and was 4.0 to 1.0 thereafter. On March 15, 2001, our maximum leverage ratio was amended as follows:

     Fiscal Quarter End Dates           Ratio

     March 31, 2001                     4.50 to 1.00

     June 30, 2001                      4.75 to 1.00

     September 29, 2001
     and December29, 2001               4.50 to 1.00

     March 30, 2002                     4.25 to 1.00

     June 29, 2002 and thereafter       4.00 to 1.00

     We have the option ("Option") to adjust our maximum leverage ratio to 4.0 to 1.0 at any time after October 1, 2001 and prior to June 29, 2002. Our interest rate for funds borrowed increases by 25 basis points until we exercise that Option or June 29, 2002, whichever comes first. We have also adjusted the definition of indebtedness to exclude our Premium Equity Participating Units (PEPS Units).


Item 7.            Financial Statements, Pro Forma Financial Information
                           and Exhibits.

 (c)  Exhibits

       10.1 First Amendment to Credit Agreement, dated as of January 26, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

       10.2 Second Amendment, to Credit Agreement, dated as of March 15, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

       10.3 First Amendment, to Credit Agreement, dated as of March 15, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (18-Month Revolving Credit Facility), dated as of November 3, 2000.

       10.4 First Amendment, to Credit Agreement, dated as of March 15, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (Asset Disposition Bridge Facility), dated as of November 3, 2000.

       10.5 First Amendment, to Credit Agreement, dated as of March 15, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (Capital Markets Bridge Facility), dated as of November 3, 2000.


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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  March 15, 2001

                                 GEORGIA-PACIFIC CORPORATION


                                    By /s/ Kenneth F. Khoury
                                    Kenneth F. Khoury
                                    Vice President, Deputy General
                                         Counsel and Secretary

                   GEORGIA-PACIFIC CORPORATION

                    Exhibit Index to Form 8-K


Exhibit No.     Sequentially Numbered Description

10.1 First Amendment to Credit Agreement, dated as of January 26, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.2 Second Amendment, to Credit Agreement, dated as of March 15, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000.

10.3 First Amendment, to Credit Agreement, dated as of March 15, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (18-Month Revolving Credit Facility), dated as of November 3, 2000.

10.4 First Amendment, to Credit Agreement, dated as of March 15, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (Asset Disposition Bridge Facility), dated as of November 3, 2000.

10.5 First Amendment, to Credit Agreement, dated as of March 15, 2001, by and among Georgia-Pacific Corporation, Bank of American, N.A., as Agent and Issuing Bank and several financial institutions parties to the Credit Agreement (Capital Markets Bridge Facility), dated as of November 3, 2000.